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                                                                  EXHIBIT 10.18

                                                                 EXECUTION COPY

                             LETTER AMENDMENT NO. 2

                                        Dated as of October 25, 2002

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders") parties
   to the Credit Agreement referred to
   below and to Citibank, N.A., as agent
   (the "Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the Credit Agreement dated as of June 21, 2002, as amended by the Letter Amendment dated as of October 4, 2002 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and us that Section 5.02(f) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

                  (a) Clauses (iv) and (v) are relettered as clauses (v) and (vi), respectively, and

                  (b)      A new clause (iv) is added immediately after clause
(iii) to read as follows:

                  "(iv)    Debt consisting of Guaranteed Senior Notes due 2007
         of Platinum Underwriters Finance, Inc. included in the Borrower's equity security units in an aggregate amount outstanding not to exceed $172,500,000,"

                  This Letter Amendment shall become effective as of the date first above written when, and only when, on or before October 28, 2002, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

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                  The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Very truly yours,

                                   PLATINUM UNDERWRITERS HOLDINGS,
                                   LTD.

                                   By  /s/ Jerome T. Fadden
                                       -----------------------------------------
                                       Title: President and Chief Executive
                                              Officer

Agreed as of the date first above written:

CITIBANK, N.A.,
      as Agent and as Lender

By _______________________________________
   Title:

JPMORGAN CHASE BANK

By _______________________________________
   Title:

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                  The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobait Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             Very truly yours,

                                            PLATINUM UNDERWRITERS HOLDINGS, LTD.

                                            By _________________________________
                                               Title:

Agreed as of the date first above written:

CITIBANK, N.A.,
         as Agent and as Lender

By /s/ MICHAEL TAYLOR
   ----------------------------------
   Title: Vice President

JPMORGAN CHASE BANK

By /s/ Helen L. Newcomb
   __________________________________
   Title:

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BANK OF AMERICA, N.A.

By /s/ Leslie Reed
   ----------------------------------
   Title: Vice President

FLEET NATIONAL BANK

By __________________________________
   Title:

STATE STREET BANK AND TRUST COMPANY

By __________________________________
   Title:

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BANK OF AMERICA, N.A.

By __________________________________
   Title:

FLEET NATIONAL BANK

By /s/ [ILLEGIBLE]
   ----------------------------------
   Title: Portfolio Manager

STATE STREET BANK AND TRUST COMPANY

By /s/ Edward M. Anderson
   __________________________________
   Title: